Subsequent Events	12 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 17. Subsequent Events

Dividend Increase

       On November 1, 2012, the Company's board of directors increased the quarterly dividend paid on Common Stock by 62% and declared a regular quarterly cash dividend of $0.21, payable on December 3, 2012 to shareholders of record on November 19, 2012.

New $750 Million Share Repurchase Program

       On November 1, 2012, the Company's board of directors authorized a new program allowing the Company to purchase up to $750 million of its outstanding shares of Common Stock, subject to market conditions.